Redeemable Convertible Preferred Stock Warrants	6 Months Ended
Jun. 30, 2021
Redeemable Convertible Preferred Stock Warrants [Abstract]
Redeemable Convertible Preferred Stock Warrants
Note 11. Redeemable Convertible Preferred Stock Warrants
On March 19, 2021 the Company entered into a government grant contract with
In-Q-Tel,
an independent nonprofit corporation under contract to the Central Intelligence Agency of the U.S. Government, under which it receives payments from
In-Q-Tel
in support of the development of its technology and future services offering. Upon submission of certain specified deliverables over the span of three to five months the Company will receive a total amount of $1.0 million from
In-Q-Tel.
In connection with entering the government grant contract with

In-Q-Tel,
Joby issued to
In-Q-Tel
a warrant for 19,857 shares of its Series C Preferred Stock stock with exercise price of $0.1 per share and a
10-year
term (the
“In-Q-Tel
Warrant”). The fair value of the
In-Q-Tel
Warrant of $0.6 million was determined using the Black-Scholes valuation model with the following assumptions: preferred stock fair value $30.33, volatility of 60.2%, risk-free rate of 0.07%, probability weighted average expected term of 1.1 years, and dividend rate of 0%. At issuance the Company rec
o
gnized deferred cost for the amount of the issuance date fair value of the
In-Q-Tel
Warrant, included in prepaid expenses and other current assets. The deferred cost will be amortized to research and development expenses as the Company earns the $1.0 million in government grants from
In-Q-Tel.